UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 30, 2019
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FINJAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
 ____________________

Delaware	000-33304	20-4075963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	2000 University Avenue, Suite 600, East Palo Alto, CA	94303
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-282-3228

(Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FNJN	NASDAQ Capital Market

Item 8.01.  Other Events.

On October 3, 2019, Finjan Holdings, Inc. (the “Company”), and its wholly-owned subsidiaries, Finjan, Inc. (“Finjan”), Finjan Mobile, Inc. (“Finjan Mobile”), and Finjan Blue, Inc. (“Finjan Blue” and collectively with Finjan and Finjan Mobile, the “Finjan Subsidiaries”) announced that each of the Finjan Subsidiaries have entered into a Confidential Patent License Agreement (collectively, the “License Agreements”) with Mimecast Limited (“Mimecast”), each effective as of September 30, 2019 (“Effective Date”). In addition, to achieve global patent peace between the companies, the Company and Mimecast and Mimecast North America, Inc. have entered into mutual covenants not to sue for a certain number of years, among other terms (the “Letter Agreement”).

As part of the License Agreements, Mimecast and its licensed affiliates (the “Mimecast Parties”) will obtain a license to, among others, the patents of Finjan, Finjan Mobile, and Finjan Blue, and pay Finjan $5.9 million in cash within five (5) business days of the Effective Date, which payment has been received by Finjan. Further, upon acquisition of Mimecast or acquisitions by Mimecast, additional one-time license fees may be due to Finjan. The remaining terms of the License Agreements and the Letter Agreement are confidential.

A copy of the press release issued by the Company relating to the matters discussed above is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 3, 2019, entitled “Finjan and Mimecast Enter into Confidential Agreements to Achieve Global Patent Peace Between the Companies.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINJAN HOLDINGS, INC.

Date: October 3, 2019	By:	/s/ Philip Hartstein
Philip Hartstein
President & Chief Executive Officer